United States
Securities And Exchange Commission
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-08359

The Westport Funds

(Exact name of registrant as specified in charter)

253 Riverside Avenue, Westport, Connecticut 06880

(Address of principal executive offices) (Zip code)

Edmund H. Nicklin, Jr., 253 Riverside Avenue, Westport, Connecticut 06880

(Name and address of agent for service)

Registrant's telephone number, including area code: (888) 593-7878

Date of fiscal year end: 12/31

Date of reporting period: 06/30/11

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

Item 1.	Reports to Stockholders.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

The Westport Funds

Westport Select Cap Fund
Westport Fund

Semi-Annual Report
June 30, 2011
(Unaudited)

WESTPORT INVESTMENTS

Performance Results
THE WESTPORT FUNDS
Average Annual Total Returns*– June 30, 2011

Fund or Index	Six Months	One Year	Five Years	Ten Years#	Since Inception#,i
Westport Select Cap Fund – Class Rii	12.64%	35.79%	7.23%	6.94%	10.69%
Russell 2000® Indexiv	6.21%	37.41%	4.08%	6.27%	6.19%
Westport Fund – Class Riii	8.16%	35.60%	8.26%	8.17%	10.83%
Russell Midcap® Indexiv	8.08%	38.47%	5.30%	7.59%	8.12%

As set forth in the Funds’ prospectus dated May 1, 2011, the actual Total Annual Fund Operating Expenses for Class R shares of the Westport Select Cap Fund and the Westport Fund were 1.36% and 1.27%, respectively, at December 31, 2010. Total Annual Fund Operating Expenses for Class R shares include shareholder servicing fees. During the fiscal year ended December 31, 2010, the Class R shares of the Westport Select Cap Fund and the Westport Fund paid shareholder servicing fees equal to 0.14% and 0.13%, respectively. Please see the Funds’ Financial Highlights on pages 19 and 21 for the actual Total Fund Operating Expenses paid for the six-month period ended June 30, 2011. Westport Advisers, LLC has also contractually agreed to waive a portion of its advisory fees and/or assume certain expenses so that Total Annual Fund Operating Expenses do not exceed 1.50% for any class.

#	Performance of the Class R shares of the Westport Fund reflects certain waivers and expense reimbursements. Without such waivers and expense reimbursements, performance would have been lower.

The following pertains to the chart above as well as to the letter to shareholders on the following pages. Performance data quoted represents past performance; past performance is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The Funds’ current performance may be lower or higher than the performance data quoted. Investors may obtain current year-to-date and as of last month end performance information, within 7 business days, at www.westportfunds.com or by calling 1-888-593-7878.

*	The total returns shown above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

i	The Class R shares of the Westport Select Cap Fund and the Westport Fund commenced operations on December 31, 1997.
ii
The Class I shares of the Westport Select Cap Fund commenced operations on February 16, 1998. For the total return and other information relating to Class I shares of the Westport Select Cap Fund, see the Financial Highlights on page 20.

iii
The Class I shares of the Westport Fund commenced operations on February 9, 2001. For the total return and other information relating to Class I shares of the Westport Fund, see the Financial Highlights on page 22.

iv
The Russell Midcap® Index is an index comprised of the 800 smallest companies in the Russell 1000® Index and represents approximately 31% of the total market capitalization of the Russell 1000® Index, an index of the 1,000 largest companies in the Russell 3000® Index, comprised of the 3,000 largest U.S. domiciled publicly-traded companies representing approximately 98% of the investable U.S. equity market. The Russell 2000® Index, also a subset of the Russell 3000® Index, is comprised of the 2,000 smallest U.S. domiciled publicly-traded common stocks in the Russell 3000® Index, and represents approximately 10% of the total market capitalization of that index. You should note that The Westport Funds are professionally managed mutual funds, which are subject to advisory fees and other expenses, while the indices are unmanaged and do not incur expenses. You cannot invest directly in an index.

v	Lipper Multi-Cap Core Index represents the total returns of the funds in the indicated category, as defined by Lipper, Inc. Lipper is an independent ranking organization for the mutual fund industry.

Letter to Shareholders	July 11, 2011

Dear Fellow Shareholder:

This year started with the expectation of much better U.S. economic performance supported by the Federal Reserve’s second round of quantitative easing and the December budget compromise between the Obama administration and Congress which included some added stimulus and no increase in individual or corporate tax rates. The financial markets embraced the support and stability provided by these actions with the equity markets recording high single digit gains in the first quarter as measured by the Russell Midcap® and Russell 2000® Indices. After strong first quarter earnings were reported in April, a number of problems gained visibility and cast doubt on the strength of the global economy. Greece was unable to return to the debt market and again needs substantial financial assistance to avoid default, despite a bailout package arranged by the Eurozone and the International Monetary Fund last year. The Irish and Portuguese economies continued to slide and interest rates on their sovereign debts increased, reaching unsustainable levels despite having received bailout packages. The Japanese earthquake and tsunami hit the country’s industrial production and the global supply chain. China’s continued tightening of monetary policy has caused some economists to predict an increased probability of an economic hard landing. In the U.S., housing has done no better than stabilize despite substantial support, and an agreement to reign in Federal government deficits has not been forthcoming. The weight of these disruptions and the slippage in first half interim economic readings suggested the domestic economy was slowing from the 3.1% level of real Gross Domestic Product (“GDP”) recorded in the final quarter of 2010. U.S. equity markets responded by declining in May and June and second quarter performance was salvaged only by a strong equity rally in the last week of June. This rally was triggered by more positive manufacturing related statistics and the continuing recognition that equities are more attractive than fixed income securities where the yield on the 10-year U.S. Treasury is approximately 3% and near 0% on cash equivalents.

Most of the negative factors noted above will resolve themselves with the passage of time, although some will necessitate regional or multinational intervention. A compromise will emerge in Washington to raise the debt ceiling - the U.S. government will not default on either the interest or principal of its debt obligations. The chronic inability of the Eurozone to deal with the Greek insolvency and the other financially distressed countries that follow, can more charitably be viewed as providing time for Eurozone banks to build reserves for forthcoming sovereign debt write-downs. With this background and considering the global pluses and minuses, the Federal Reserve’s forecast of improved real U.S. GDP growth in the 2011 second half seems reasonable.

In this unsettled global economic environment, domestic equities delivered respectable results. The Russell 2000® Index and the Russell Midcap® Index returned 6.21% and 8.08% in the first half of 2011, respectively. A large number of portfolio positions were positive contributors to the 12.64% performance for the Westport Select Cap Fund Class R shares (19 of 31 holdings) and 8.16% for the Westport Fund Class R shares (36 of 48 holdings) in the first half of 2011.

Since inception 13½ years ago, the Westport Select Cap Fund has outperformed the Russell 2000® Index by an average of 4.5 percentage points per year with a compound average annual return of 10.69% compared to 6.19% for the Russell 2000® Index. The first half out-performance of 6.43 percentage points for the Westport Select Cap Fund was primarily the result of excellent performance by a number of its largest portfolio holdings. Precision Castparts Corp., a manufacturer of complex metal components, the Westport Select Cap

Fund’s largest holding, returned 18% in the half and contributed 1.9 percentage points to the Fund’s results. Universal Health Services, Inc., an operator of acute care and behavioral hospitals, gained 19% and contributed 1.9 percentage points. DeVry, Inc., a for-profit education company, gained 26% and contributed 1.7 percentage points to performance. ITT Educational Services, Inc. also a for-profit education company, gained 29% and contributed 1.2 percentage points. Finally, IPG Photonics Corp., a manufacturer of fiber lasers, appreciated over 130% in the half and contributed 2.7 percentage points to the Westport Select Cap Fund’s return. The two for-profit education companies, DeVry, Inc. and ITT Educational Services, Inc. recorded attractive gains after the U.S. Department of Education’s release of its revamped gainful employment regulation, which was less onerous than had been feared by investors. The share price gains after the release of the modified regulation afforded an opportunity to reduce the combined portfolio weighting of these two companies by approximately 4 percentage points. At June 30, 2011 they comprised less than 10% of the Westport Select Cap Fund’s portfolio. This action does not reflect a reduction in our view of the long term opportunity for quality, for-profit education companies, but is more an acknowledgement that continued stock price volatility is likely as these companies adjust their operations to the new regulatory and business environments in the short term. There were two portfolio holdings that had a meaningful negative effect. First, Forest Oil Corp., an oil and gas exploration company, fell nearly 30% during the half, costing 1.3 percentage points. Recent drilling results in the company’s properties in the Texas Panhandle have been disappointing, raising a question about their value. Fortunately, Forest Oil Corp. has accumulated significant land holdings in two other areas that could add meaningful oil and liquids reserves – the Eagle Ford Shale in southeast Texas and the Permian Basin in west Texas. Also, the company is spinning off its Canadian operations into a free-standing company, Lone Pine Resources, Inc. Talbots, Inc. fell over 72% and cost the Westport Select Cap Fund 0.4 of a percentage point in performance. The company, a women’s apparel retailer, has been attempting a turnaround in its business by re-focusing on younger customers. To date, this effort has not been successful and the company’s outlook is not promising. The position was eliminated from the portfolio during the period.

The Westport Fund Class R shares returned 8.16%, slightly ahead of the Russell Midcap® Index benchmark and 2.1 percentage points better than the Lipper Multi-Cap Core Index for the first half of 2011. This Lipper Index captures results for mutual funds that have holdings in the large, medium and small market capitalization categories, providing another relevant comparison for the Westport Fund. The long term performance for The Westport Fund Class R shares is an average annual return of 10.83% for the 13½ years since inception. This compares favorably to the average annual returns of 8.12% for the Russell Midcap® Index and 4.85% for the Lipper Multi-Cap Core Index, respectively.

Turning to individual portfolio holdings, Teradata Corp. saw the largest price gain among portfolio holdings of more than 46% during the first half and made the largest individual contribution to the Westport Fund’s performance of 1 percentage point. Teradata Corp. is a leading supplier of data warehousing solutions which are being utilized in an expanding number of industries and geographies. The second largest contribution to performance in the first half came from Precision Castparts Corp. which added over 0.7 percentage points on appreciation of 18%. This manufacturer of complex metal components for the aerospace and power industries is seeing demand from increased orders for commercial aircraft, both existing models as well as from a new generation of airplanes. FEI Company, a maker of sophisticated electron microscopes, contributed nearly 0.6 percentage points to performance on an approximate 45% gain. Kinetic Concepts, Inc., a supplier of equipment to manage wound care, saw a 38% gain in the first half and contributed 0.5 percentage points to performance. It was reported last week that Kinetic Concepts, Inc. had been approached by at least two private equity firms interested in a buyout of the firm. This produced a further rise in the company’s share price at the beginning of the third quarter. The most disappointing performance for the first half was reported by Forest Oil Corp. which saw a 30% drop in its share price and a 0.6 percentage point reduction in the Westport Fund’s performance. As noted previously, the issue is the recent disappointing drilling results form the company’s properties in the Texas Panhandle. The other disappointment was a 29% negative return for Lender Processing Services, Inc., which produced a 0.7 percentage point decrease in the Westport Fund’s performance in the half. Lender Processing Services, Inc. is the back office for mortgage operations for many of the country’s largest banks and has been hurt by a reduction in mortgage activity - originations, refinancings, and foreclosures. There is also a question about the extent of its involvement in what has become known as “robo-signing” of foreclosure documentation. All four bank holdings saw negative returns in the first half but this subtracted only 18 basis points from the Westport Fund’s performance. The acquisition of Beckman Coulter, Inc. by Danaher Corp. closed at the end of June.

There were four companies added to the Westport Fund’s portfolio during the first half - MSC Industrial Direct Company, a distributor of supplies to industrial customers; Ross Stores, Inc, a national chain of retail stores offering off-price brand name apparel and accessories; Check Point Software Technologies, Ltd., a supplier of security software for information networks; and MasterCard, Inc., the second largest global payment company. An amendment from Senator Durbin to the Dodd-Frank Act, mandated that the Federal Reserve research and then set the interchange fee on debit card transactions. The Fed’s initial rate for the interchange fee was 12¢ per transaction, versus 44¢ per transaction historically. MasterCard Inc.’s share price decline provided an attractive price for ownership in a unique and attractive business with excellent expansion opportunities internationally. Just prior to the end of the second quarter the Fed announced that it had settled on an interchange fee of 24¢ per transaction, a substantial improvement from the initial rate. MasterCard Inc.’s share price appreciated and provided a 24% gain on the Westport Fund’s position in the first half.

Outlook

The fundamental cause of the U.S. financial crisis that began in 2008 was over- leveraging within the financial system and excessive debt held by consumers primarily through housing. The U.S. government leveraged its balance sheet to stabilize the financial system and provide support for the economy with fiscal stimulus. As a result of these efforts and previous deficit spending, the gross debt incurred by the Federal government is currently $14.3 trillion, approximately equal to nominal GDP, a ratio of 100%. In an op-ed in the Financial Times April 5, 2011 edition, Ken Rogoff of Harvard University noted that the 90% debt to nominal GDP ratio is a threshold beyond which higher levels are associated with lower growth. At present the average interest rate on this $14.3 trillion of debt is approximately 2.4%. Rogoff further observes that “[sovereign] debt can be worked off only slowly, while [interest] rates can rise suddenly.” If the average interest rate rose to a more normal 4%, the annual interest cost on the Federal debt would increase by $230 billion when the existing debt matures and is replaced. This increment in interest expense would offset deficit reduction of $2 trillion over a ten-year planning horizon or $200 billion per year, a level the Congress and the Obama administration are laboring to produce. For the Federal government’s debt to GDP ratio to stabilize, future government expenditures must be targeted at investments or projects that improve the economy’s efficiency, rather than stimulus to increase broad based demand. When John Maynard Keynes proposed aggressive deficit spending by governments during the Great Depression as a means of braking the economic slide, the major countries did not have a national balance sheet constraint of high leverage and could afford inefficient stimulus.

The most pressing economic problems are the lack of an agreement in the United States to raise the Federal debt ceiling and in Europe a mechanism to allow the financially weak Eurozone countries to maintain access to debt markets while the banks of the member countries build reserves. If the U.S. is successful in reaching a debt ceiling agreement and the Eurozone avoids unmanaged fiscal defaults, it’s reasonable to expect the Federal Reserve’s forecast of improved real GDP growth in the second half of 2011 relative to the first half, will be realized. With better domestic growth it appears likely that analysts’ estimates for 2011 of $100 of operating earnings for the S&P 500 Index can be achieved. At today’s closing price the price earnings multiple for this year would be about 13.25, suggesting support for equity prices from undervaluation. The portfolios of the two Westport Funds seem reasonably well positioned to weather this uncertain environment and may benefit as the recent disruptions are resolved.

We appreciate the confidence of our shareholders.

Sincerely,

Edmund H. Nicklin, Jr.	Andrew J. Knuth

The discussions included in this shareholder report may contain certain forward-looking statements about the factors that may affect performance of the Funds in the future, including the portfolio managers’ outlook regarding economic, market, political, and other factors relevant to investment performance. These statements are based on the portfolio managers’ expectations concerning certain future events and their expected impact on the Funds, and are current only through the date on the cover of this report. Forward-looking statements are inherently uncertain and are not intended to predict the future performance of the Funds. Actual events may cause adjustments in the portfolio managers’ strategies from those currently expected to be employed, and the outlook of the portfolio managers is subject to change. Any opinions of the Portfolio Managers are intended as such and not as statements of fact requiring affirmations.

WESTPORT SELECT CAP FUND PORTFOLIO SUMMARY June 30, 2011

Portfolio Comments

The Westport Select Cap Fund registered a significant outperformance of 6.4 percentage points for the first half of 2011. The performance for the benchmark Russell 2000® Index (“Index”) during the period was 6.21%. Domestic equity markets performed well in the first half despite economic pressure related to deficit and debt levels in both the U.S. and Europe. Equity markets were supported by the second round of quantitative easing by the Federal Reserve and a budget compromise in December 2010 between the Congress and the Obama administration.

The Russell 2000® Index is comprised of ten industry sectors. Comparing first half returns for these industry sectors, the Westport Select Cap Fund’s holdings outperformed in five and underperformed those of the benchmark Index in five. For the five industry sectors where the Fund’s holdings outperformed, the contribution to portfolio performance exceeded that from the corresponding sector in the benchmark Index by at least one percentage point. Consumer Discretionary and Services provided the largest outperformance at 2.8 percentage points. The only significant negative industry sector contribution was Energy at -0.2 percentage points.

In the first half 19 of 31 portfolio holdings provided returns that exceeded the 6.21% return from the Index. There were 8 companies whose returns for the first half were greater than 20% and 6 companies that contributed in excess of 1 percentage point to the Westport Select Cap Fund’s performance. IPG Photonics Corp.i (fiber optic lasers) was the largest contributor to portfolio performance at 2.7 percentage points with a gain of nearly 130% for the first half. The Fund’s two for-profit education companies, DeVry, Inc.i and ITT Educational Services, Inc.,i each saw returns in excess of 25% for the half and together contributed nearly 3 percentage points to portfolio performance. This represented a rebound from their 2010 performance and was primarily the result of a better outcome from a revamp of the U.S. Department of Education’s gainful employment regulation. This revamp also provided an opportunity to significantly reduce the combined weighting in these two companies to below 10% of the portfolio on June 30, 2011. Talbots, Inc.i, (women’s apparel retailer) has been unsuccessful in its turnaround efforts to date, costing the portfolio 0.4 percentage points before its liquidation. Forest Oil Corp.i (oil and gas exploration), the largest negative contributor in the half, reduced portfolio performance by approximately 1.3 percentage points as investors reacted to disappointing drilling results on the company’s acreage in the Texas Panhandle.

i
References to specific securities, sectors and industries discussed herein are not recommendations to buy or sell the securities or investments, and the Funds may not necessarily hold these securities or investments today.

Westport Select Cap Fund (WPSRX) – Portfolio Summary
Average Annual Total Returnsi – June 30, 2011

Fund or Index	Six Months	One Year	Five Years	Ten Years	Since Inceptionii
Westport Select Cap Fund – Class R	12.64%	35.79%	7.23%	6.94%	10.69%
Russell 2000® Index	6.21%	37.41%	4.08%	6.27%	6.19%

Performance data quoted represents past performance; past performance is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data quoted. Investors may obtain current year-to-date and as of last month end performance information, within 7 business days, at www.westportfunds.com or by calling 1-888-593-7878.

i
The chart above represents the performance of the Class R shares only. Performance of the Class I shares may vary based on differences in expenses paid by shareholders in the different classes. The total returns shown above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Class I shares of the Westport Select Cap Fund commenced operations on February 16, 1998. For the total return and other information relating to Class I shares, see the Financial Highlights on page 20.

ii	The Class R shares of the Westport Select Cap Fund commenced operations on December 31, 1997.

Representation of Portfolio Holdings
June 30, 2011 (Unaudited)

The illustration below provides the industry allocations for the Westport Select Cap Fund.

Industry Allocation (% of Net Assets)
Industrial Specialty Products	23.6
Consumer Products & Services	13.5
Health Care Products & Services	10.6
Business Products & Services	9.9
Industrial Services	9.9
Insurance	9.5
Oil & Gas Producers	8.1
Publishing	3.6
Security Products & Services	2.3
Medical Products & Services	2.2
Other Holdings	1.1
Cash & Cash Equivalents	5.7
Total	100.0

WESTPORT FUND PORTFOLIO SUMMARY June 30, 2011

Portfolio Comments

The Westport Fund’s primary benchmark, the Russell Midcap® Index (“benchmark Index”) had a return of 8.08% for the first half of 2011 as equity markets responded to the Federal Reserve’s second quantitative easing program and the budget compromise between the Congress and the Obama administration after the November 2010 elections. The stocks of the “good” businesses that characterize the Westport Fund’s portfolio holdings enabled the Class R shares to return 8.16%, slightly ahead of the benchmark Index. The Fund’s return exceeded that of the Lipper Multi-Cap Core Index by 2.1 percentage points for the first half.

The benchmark Index is comprised of 10 industry sectors. The first half returns for these industry sectors split evenly between the Westport Fund and the benchmark Index – 4 for each with returns equal in two sectors. The contribution from the Materials and Processing industry sector was 1.2 percentage points greater for the Westport Fund than the benchmark Index. The Producer Durables sector also provided 1 percentage point of incremental performance to the Westport Fund. The Consumer Discretionary and Services sector was the reverse, a 1.8 percentage point deficit versus the benchmark Index, mostly due to the sector being underweight in the Fund and the underperformance of American Eagle Outfitters, Inc.i

In the first half 36 of 48 portfolio holdings contributed positively to performance. Of these there were 7 that individually contributed more than 0.5 percentage points to the Fund’s results. The largest contributions were from Teradata Corp.i (data warehousing), Precision Castparts Corp.i (complex metal components) and Check Point Software Technologies, Ltd.i (security software for networks) at 1.0, 0.7 and 0.6 percentage points, respectively. The two holdings with the largest negative contributions were Forest Oil Corp.i (oil and gas exploration) and Lender Processing Services, Inc.i (mortgage processing) at -0.6 and -0.7 percentage points, respectively.

i
References to specific securities, sectors and industries discussed herein are not recommendations to buy or sell the securities or investments, and the Funds may not necessarily hold these securities or investments today.

Westport Fund (WPFRX) – Portfolio Summary
Average Annual Total Returnsi – June 30, 2011

Fund or Index	Six Months	One Year	Five Years	Ten Yearsii	Since Inceptionii,iii
Westport Fund – Class R	8.16%	35.60%	8.26%	8.17%	10.83%
Russell Midcap® Index	8.08%	38.47%	5.30%	7.59%	8.12%

Performance data quoted represents past performance; past performance is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The Funds’ current performance may be lower or higher than the performance data quoted. Investors may obtain current year-to-date and as of last month end performance information, within 7 business days, at www.westportfunds.com or by calling 1-888-593-7878.

i
The chart above represents the performance of the Class R shares only. Performance of the Class I shares may vary based on differences in expenses paid by shareholders in the different classes. The total returns shown above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Class I shares of the Westport Fund commenced operations on February 9, 2001. For total return and other information relating to Class I shares of the Westport Fund, see the Financial Highlights on page 22.

ii	Performance of the Class R shares reflects certain waivers and expense reimbursements. Without such waivers and expense reimbursements, performance would have been lower.
iii	The Class R shares of the Westport Fund commenced operations on December 31, 1997.

Representation of Portfolio Holdings
June 30, 2011 (Unaudited)

The illustration below provides the industry allocations for the Westport Fund.

Industry Allocation (% of Net Assets)
Industrial Specialty Products	19.0
Business Products & Services	15.6
Oil & Gas Producers	11.2
Chemicals	9.3
Consumer Products & Services	8.2
Health Care Products & Services	7.1
Medical Products & Services	5.8
Insurance	3.5
Banks & Thrifts/Financial Services	3.3
Industrial Services	2.8
Other Holdings	5.4
Cash & Cash Equivalents	8.8
Total	100.0

THE WESTPORT FUNDS WESTPORT SELECT CAP FUND PORTFOLIO OF INVESTMENTS June 30, 2011 (Unaudited)
COMMON STOCKS — 94.3%	Shares	Market Value
Business Products & Services - 9.9%
Arbitron, Inc.	627,753	$25,945,032
CACI International, Inc.(a)	185,900	11,726,572
JDA Software Group, Inc.(a)	283,500	8,757,315
Parametric Technology Corp.(a)	432,804	9,924,196
Synopsys, Inc.(a)	1,063,892	27,352,663
		83,705,778
Communications Equipment & Services — 1.1%
General Communication, Inc. - Class A(a)	739,450	8,925,161

Consumer Products & Services — 13.5%
Big Lots, Inc.(a)	1,313,056	43,527,806
Carter's, Inc.(a)	299,901	9,224,955
Darden Restaurants, Inc.	733,000	36,474,080
Orient-Express Hotels Ltd. - Class A(a)	704,100	7,569,075
Ruby Tuesday, Inc.(a)	573,896	6,186,599
Saks, Inc.(a)	912,600	10,193,742
		113,176,257
Health Care Products & Services — 10.6%
Universal Health Services, Inc. - Class B	1,735,600	89,435,468

Industrial Services — 9.9%
DeVry, Inc.	845,000	49,964,850
ITT Educational Services, Inc.(a)	422,399	33,048,498
		83,013,348
Industrial Specialty Products — 23.6%
Charles River Laboratories International, Inc.(a)	626,300	25,459,095
FEI Company(a)	428,030	16,346,466
IPG Photonics Corp.(a)	480,000	34,900,800
Precision Castparts Corp.	595,533	98,054,508
QLogic Corp.(a)	803,209	12,787,087
Rogers Corp.(a)	235,953	10,901,029
		198,448,985
Insurance — 9.5%
Arthur J. Gallagher & Company	328,424	9,373,221
Brown & Brown, Inc.	578,261	14,838,177
Willis Group Holdings plc	1,355,900	55,741,049
		79,952,447
Medical Products & Services — 2.2%
Kinetic Concepts, Inc.(a)	325,250	18,744,157

THE WESTPORT FUNDS WESTPORT SELECT CAP FUND PORTFOLIO OF INVESTMENTS (Continued) June 30, 2011 (Unaudited)
COMMON STOCKS — 94.3% (Continued)	Shares	Market Value
Oil & Gas Producers — 8.1%
Forest Oil Corp.(a)	905,558	$24,187,454
Plains Exploration & Production Company(a)	800,003	30,496,115
Stone Energy Corp.(a)	436,000	13,250,040
		67,933,609
Publishing — 3.6%
John Wiley & Sons, Inc.	590,330	30,703,063

Security Products & Services — 2.3%
Checkpoint Systems, Inc.(a)	1,073,637	19,196,630

TOTAL COMMON STOCKS
(Cost $367,054,080)		$793,234,903

MONEY MARKETS — 5.7%	Shares	Market Value
Federated U.S. Treasury Cash Reserve Fund	47,740,890	$47,740,890

TOTAL MONEY MARKETS (Cost $47,740,890)		$47,740,890

TOTAL INVESTMENT SECURITIES — 100.0% (Cost $414,794,970)		$840,975,793

LIABILITIES IN EXCESS OF OTHER ASSETS — (0.0)%(b)		(363,988)

NET ASSETS — 100.0%		$840,611,805

(a)	Non-income producing security.
(b)	Amount rounds to less than 0.05%.
See accompanying notes to financial statements.

THE WESTPORT FUNDS WESTPORT FUND PORTFOLIO OF INVESTMENTS June 30, 2011 (Unaudited)
COMMON STOCKS — 91.2%	Shares	Market Value
Banks & Thrifts/Financial Services — 3.3%
Cullen/Frost Bankers, Inc.	70,000	$3,979,500
MasterCard, Inc. - Class A	20,000	6,026,800
State Street Corp.	62,500	2,818,125
SunTrust Banks, Inc.	10,000	258,000
WSFS Financial Corp.	48,546	1,924,849
		15,007,274
Broadcasting/Cable TV/Advertising — 0.6%
Interpublic Group of Companies, Inc.	215,000	2,687,500

Business Products & Services — 15.6%
CA, Inc.	455,089	10,394,233
CACI International, Inc.(a)	35,000	2,207,800
Check Point Software Technologies Ltd.(a)	243,528	13,844,567
Lender Processing Services, Inc.	315,960	6,606,723
Parametric Technology Corp.(a)	487,500	11,178,375
Synopsys, Inc.(a)	542,500	13,947,675
Teradata Corp.(a)	208,190	12,533,038
		70,712,411
Chemicals — 9.3%
Air Products and Chemicals, Inc.	140,000	13,381,200
FMC Corp.	180,000	15,483,600
Praxair, Inc.	123,000	13,331,970
		42,196,770
Consumer Products & Services — 8.2%
American Eagle Outfitters, Inc.	500,000	6,375,000
Dr. Pepper Snapple Group, Inc.	300,000	12,579,000
McCormick & Company, Inc.	180,000	8,922,600
Ross Stores, Inc.	115,000	9,213,800
		37,090,400
Engineering & Consulting — 1.6%
Chicago Bridge & Iron Company N.V.	181,600	7,064,240

Health Care Products & Services — 7.1%
CVS Caremark Corp.	192,090	7,218,742
Laboratory Corporation of America Holdings(a)	135,000	13,066,650
Universal Health Services, Inc. - Class B	227,500	11,723,075
		32,008,467
Industrial Services — 2.8%
Republic Services, Inc.	415,000	12,802,750

THE WESTPORT FUNDS WESTPORT FUND PORTFOLIO OF INVESTMENTS (Continued) June 30, 2011 (Unaudited)
COMMON STOCKS — 91.2% (Continued)	Shares	Market Value
Industrial Specialty Products — 19.0%
Amphenol Corp.	201,300	$10,868,187
Charles River Laboratories International, Inc.(a)	135,000	5,487,750
FEI Company(a)	196,742	7,513,577
International Rectifier Corp.(a)	120,246	3,363,280
MSC Industrial Direct Company, Inc. - Class A	167,500	11,106,925
Pall Corp.	252,500	14,198,075
Precision Castparts Corp.	120,601	19,856,955
Texas Instruments, Inc.	107,964	3,544,458
W.W. Grainger, Inc.	65,000	9,987,250
		85,926,457
Insurance — 3.5%
Brown & Brown, Inc.	200,000	5,132,000
Willis Group Holdings plc	255,000	10,483,050
		15,615,050
Medical Products & Services — 5.8%
Abbott Laboratories	67,500	3,551,850
Kinetic Concepts, Inc.(a)	130,547	7,523,424
Varian Medical Systems, Inc.(a)	215,000	15,054,300
		26,129,574
Oil & Gas Producers — 11.2%
Anadarko Petroleum Corp.	170,000	13,049,200
EOG Resources, Inc.	172,500	18,034,875
Forest Oil Corp.(a)	282,500	7,545,575
Plains Exploration & Production Company(a)	180,824	6,893,011
Stone Energy Corp.(a)	162,541	4,939,621
		50,462,282
Transportation — 1.8%
FedEx Corp.	85,000	8,062,250

Utilities — 1.4%
Entergy Corp.	92,500	6,315,900

TOTAL COMMON STOCKS
(Cost $306,550,095)		$412,081,325

THE WESTPORT FUNDS WESTPORT FUND PORTFOLIO OF INVESTMENTS (Continued) June 30, 2011 (Unaudited)
MONEY MARKETS — 7.6%	Shares	Market Value
Federated U.S. Treasury Cash Reserve Fund	34,441,312	$34,441,312

TOTAL MONEY MARKETS (Cost $34,441,312)		$34,441,312

TOTAL INVESTMENT SECURITIES — 98.8% (Cost $340,991,407)		$446,522,637

OTHER ASSETS AND LIABILITIES — 1.2%		5,442,585

NET ASSETS — 100.0%		$451,965,222

(a)	Non-income producing security.
See accompanying notes to financial statements.

THE WESTPORT FUNDS STATEMENTS OF ASSETS AND LIABILITIES June 30, 2011 (Unaudited)
	Westport Select Cap Fund	Westport Fund
ASSETS
Investment securities:
At acquisition cost	$414,794,970	$340,991,407
At market value (Note 2)	$840,975,793	$446,522,637
Dividends receivable	761,096	390,195
Receivable for capital shares sold	692,894	5,682,718
Other assets	59,382	54,420
TOTAL ASSETS	842,489,165	452,649,970

LIABILITIES
Payable for capital shares redeemed	767,904	81,855
Payable to Adviser (Note 4)	675,696	317,943
Other accrued expenses and liabilities	433,760	284,950
TOTAL LIABILITIES	1,877,360	684,748

NET ASSETS	$840,611,805	$451,965,222

Net assets consist of:
Paid-in capital	$342,941,245	$337,057,922
Undistributed net investment loss	(2,676,658)	(543,960)
Accumulated net realized gain from security transactions	74,166,395	9,920,030
Net unrealized appreciation on investments	426,180,823	105,531,230
Net assets	$840,611,805	$451,965,222

PRICING OF CLASS R SHARES
Net assets attributable to Class R shares	$280,623,402	$338,240,728
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value) (Note 5)	10,089,818	13,430,296
Net asset value, offering price and redemption price per share (Note 2)	$27.81	$25.18

PRICING OF CLASS I SHARES
Net assets attributable to Class I shares	$559,988,403	$113,724,494
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value) (Note 5)	19,565,883	4,510,064
Net asset value, offering price and redemption price per share (Note 2)	$28.62	$25.22

See accompanying notes to financial statements.

THE WESTPORT FUNDS STATEMENTS OF OPERATIONS For the Period Ended June 30, 2011 (Unaudited)
	Westport Select Cap Fund	Westport Fund
INVESTMENT INCOME
Dividends	$2,343,448	$1,908,605	(1)
TOTAL INVESTMENT INCOME	2,343,448	1,908,605

EXPENSES
Investment advisory fees (Note 4)	4,120,533	1,839,605
Transfer agent fees, Class R (Note 4)	201,457	180,485
Shareholder servicing fees, Class R (Note 4)	176,421	172,120
Administration and accounting services fees (Note 4)	147,539	81,192
Transfer agent fees, Class I (Note 4)	146,903	10,293
Professional fees	54,140	37,174
Shareholder reporting costs	43,624	15,032
Registration fees, Class I	19,225	10,920
Compliance fees and expenses (Note 4)	18,595	8,636
Insurance expense	16,716	6,810
Trustees' fees and expenses	15,950	15,950
Registration fees, Class R	14,852	22,297
Custodian fees	13,378	5,576
Other expenses	30,773	46,475
TOTAL EXPENSES	5,020,106	2,452,565

NET INVESTMENT LOSS	(2,676,658)	(543,960)

REALIZED AND UNREALIZED GAINS ON INVESTMENTS
Net realized gains from security transactions	29,993,257	11,764,527
Net realized gains from redemptions in-kind	44,258,045	—
Net change in unrealized appreciation/depreciation on investments	26,695,914	19,684,073
NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS	100,947,216	31,448,600

NET INCREASE IN NET ASSETS FROM OPERATIONS	$98,270,558	$30,904,640

(1)	Net of foreign taxes withheld of $2,724.
See accompanying notes to financial statements.

THE WESTPORT FUNDS STATEMENTS OF CHANGES IN NET ASSETS
	Westport Select Cap Fund		Westport Fund
	For the Period Ended June 30, 2011 (Unaudited)	For the Year Ended December 31, 2010	For the Period Ended June 30, 2011 (Unaudited)	For the Year Ended December 31, 2010
FROM OPERATIONS:
Net investment loss	$(2,676,658)	$(4,494,837)	$(543,960)	$(114,758)
Net realized gains (losses) from security transactions	29,993,257	(22,767)	11,764,527	(367,225)
Net realized gains from redemptions in-kind	44,258,045	—	—	—
Net change in unrealized appreciation/depreciation on investments	26,695,914	161,481,752	19,684,073	56,163,029
Net increase in net assets from operations	98,270,558	156,964,148	30,904,640	55,681,046

FROM CAPITAL SHARE TRANSACTIONS:
CLASS R
Proceeds from shares sold	155,996,447	205,284,310	85,739,599	107,162,459
Payments for shares redeemed	(245,157,537)	(200,966,980)	(44,297,082)	(69,516,471)
Net increase (decrease) in net assets from Class R share transactions	(89,161,090)	4,317,330	41,442,517	37,645,988

CLASS I
Proceeds from shares sold	48,120,095	151,801,257	28,036,304	31,705,944
Payments for shares redeemed	(71,243,675)	(180,281,297)	(5,954,247)	(11,487,691)
Net increase (decrease) in net assets from Class I share transactions	(23,123,580)	(28,480,040)	22,082,057	20,218,253

Net increase (decrease) in net assets from capital share transactions	(112,284,670)	(24,162,710)	63,524,574	57,864,241

TOTAL INCREASE (DECREASE) IN NET ASSETS	(14,014,112)	132,801,438	94,429,214	113,545,287

NET ASSETS:
Beginning of period	854,625,917	721,824,479	357,536,008	243,990,721
End of period	$840,611,805	$854,625,917	$451,965,222	$357,536,008

ACCUMULATED NET INVESTMENT (LOSS)	$(2,676,658)	$0	$(543,960)	$0

See accompanying notes to financial statements.

THE WESTPORT FUNDS WESTPORT SELECT CAP FUND FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout Each Period
	Class R
	For the Period Ended June 30, 2011 (Unaudited)		For the Year Ended December 31, 2010	For the Year Ended December 31, 2009	For the Year Ended December 31, 2008	For the Year Ended December 31, 2007	For the Year Ended December 31, 2006
Net asset value at beginning of period	$24.69		$19.97	$15.70	$23.31	$24.56	$24.16

Income (loss) from investment operations:
Net investment income (loss)	(0.11)		(0.17)	(0.09)	(0.13)	0.11	0.01
Net realized and unrealized gains (losses) on investments	3.23		4.89	4.65	(7.48)	1.47	3.00
Total from investment operations	3.12		4.72	4.56	(7.61)	1.58	3.01

Less distributions:
From net investment income	—		—	—	—	(0.14)	(0.01)
From net realized gains	—		—	(0.29)	—	(2.69)	(2.59)
From return of capital	—		—	—	—	—	(0.01)
Total distributions	—		—	(0.29)	—	(2.83)	(2.61)

Net asset value at end of period	$27.81		$24.69	$19.97	$15.70	$23.31	$24.56

Total Return	12.64	%(A)	23.64%	28.99%	(32.65)%	6.38%	12.41%

Net assets at end of period (000's)	$280,623		$336,360	$274,861	$301,444	$444,327	$439,959

Ratio of total expenses to average net assets	1.36	%(B)	1.36%	1.37%	1.37%	1.33%	1.32%

Ratio of net investment income (loss) to average net assets	(0.79	)%(B)	(0.68)%	(0.48)%	(0.60)%	0.41%	0.02%

Portfolio turnover rate	0	%(A)(C)	13%	6%	4%	6%	7%

(A)	Not Annualized.
(B)	Annualized.
(C)	Rounds to less than 0.5%.
See accompanying notes to financial statements.

THE WESTPORT FUNDS WESTPORT SELECT CAP FUND FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout Each Period
	Class I
	For the Period Ended June 30, 2011 (Unaudited)		For the Year Ended December 31, 2010	For the Year Ended December 31, 2009	For the Year Ended December 31, 2008	For the Year Ended December 31, 2007	For the Year Ended December 31, 2006
Net asset value at beginning of period	$25.38		$20.48	$16.07	$23.80	$24.97	$24.52

Income (loss) from investment operations:
Net investment income (loss)	(0.08)		(0.11)	(0.05)	(0.08)	0.18	0.04
Net realized and unrealized gains (losses) on investments	3.32		5.01	4.75	(7.65)	1.50	3.07
Total from investment operations	3.24		4.90	4.70	(7.73)	1.68	3.11

Less distributions:
From net investment income	—		—	—	—	(0.16)	(0.04)
From net realized gains	—		—	(0.29)	—	(2.69)	(2.59)
From return of capital	—		—	—	—	—	(0.03)
Total distributions	—		—	(0.29)	—	(2.85)	(2.66)

Net asset value at end of period	$28.62		$25.38	$20.48	$16.07	$23.80	$24.97

Total Return	12.77	%(A)	23.93%	29.20%	(32.48)%	6.68%	12.69%

Net assets at end of period (000's)	$559,989		$518,266	$446,963	$346,754	$506,201	$579,405

Ratio of total expenses to average net assets	1.15	%(B)	1.14%	1.15%	1.15%	1.11%	1.09%

Ratio of net investment income (loss) to average net assets	(0.58	)%(B)	(0.46)%	(0.25)%	(0.38)%	0.62%	0.13%

Portfolio turnover rate	0	%(A)(C)	13%	6%	4%	6%	7%

(A)	Not Annualized.
(B)	Annualized.
(C)	Rounds to less than 0.5%.
See accompanying notes to financial statements.

THE WESTPORT FUNDS WESTPORT FUND FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout Each Period
	Class R
	For the Period Ended June 30, 2011 (Unaudited)		For the Year Ended December 31, 2010	For the Year Ended December 31, 2009	For the Year Ended December 31, 2008	For the Year Ended December 31, 2007	For the Year Ended December 31, 2006
Net asset value at beginning of period	$23.28		$19.39	$14.67	$21.11	$19.21	$18.87

Income (loss) from investment operations:
Net investment income (loss)	(0.04)		(0.02)	(0.04)	(0.04)	0.04	(0.16)
Net realized and unrealized gains (losses) on investments	1.94		3.91	4.76	(6.35)	2.60	2.67
Total from investment operations	1.90		3.89	4.72	(6.39)	2.64	2.51

Less distributions:
From net investment income	—		—	—	—	(0.04)	—
From net realized gains	—		—	—	(0.05)	(0.70)	(2.17)
Total distributions	—		—	—	(0.05)	(0.74)	(2.17)

Net asset value at end of period	$25.18		$23.28	$19.39	$14.67	$21.11	$19.21

Total Return	8.16	%(A)	20.06%	32.17%	(30.28)%	13.71%	13.27%

Net assets at end of period (000's)	$338,241		$273,473	$193,620	$92,583	$41,975	$34,879

Ratio of total expenses to average net assets	1.25	%(B)	1.27%	1.31%	1.37%	1.49%	1.49%

Ratio of net investment income (loss) to average net assets	(0.32	)%(B)	(0.08)%	(0.25)%	(0.35)%	0.21%	(0.67)%

Portfolio turnover rate	7	%(A)	1%	5%	3%	9%	1%

(A)	Not Annualized.
(B)	Annualized.
See accompanying notes to financial statements.

THE WESTPORT FUNDS WESTPORT FUND FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout Each Period
	Class I
	For the Period Ended June 30, 2011 (Unaudited)		For the Year Ended December 31, 2010	For the Year Ended December 31, 2009	For the Year Ended December 31, 2008	For the Year Ended December 31, 2007	For the Year Ended December 31, 2006
Net asset value at beginning of period	$23.29		$19.35	$14.63	$21.03	$19.14	$18.80

Income (loss) from investment operations:
Net investment income (loss)	(0.01)		0.02	(0.01)	(0.04)	0.04	(0.10)
Net realized and unrealized gains (losses) on investments	1.94		3.92	4.73	(6.31)	2.59	2.61
Total from investment operations	1.93		3.94	4.72	(6.35)	2.63	2.51

Less distributions:
From net investment income	—		—	—	—	(0.04)	—
From net realized gains	—		—	—	(0.05)	(0.70)	(2.17)
Total distributions	—		—	—	(0.05)	(0.74)	(2.17)

Net asset value at end of period	$25.22		$23.29	$19.35	$14.63	$21.03	$19.14

Total Return	8.29	%(A)	20.36%	32.26%	(30.20)%	13.73%	13.32%

Net assets at end of period (000's)	$113,724		$84,063	$50,371	$16,436	$16,585	$13,570

Ratio of total expenses to average net assets	1.04	%(B)	1.08%	1.15%	1.29%	1.48%	1.45%

Ratio of net investment income (loss) to average net assets	(0.10	)%(B)	0.12%	(0.07)%	(0.28)%	0.22%	(0.62)%

Portfolio turnover rate	7	%(A)	1%	5%	3%	9%	1%

(A)	Not Annualized.
(B)	Annualized.
See accompanying notes to financial statements.

THE WESTPORT FUNDS NOTES TO FINANCIAL STATEMENTS June 30, 2011 (Unaudited)

1.	Organization

The Westport Funds (the “Trust”) is registered under the Investment Company Act of 1940 (the “1940 Act”), as a diversified, open-end management investment company. The Trust was organized as a Delaware statutory trust under a Declaration of Trust dated September 17, 1997. The Trust has established two separate no-load series: the Westport Select Cap Fund and the Westport Fund (the “Funds”). The Trust was capitalized on December 16, 1997, when the initial shares of each Fund were purchased at $10 per share. Except for the initial purchase of shares, the Trust had no operations prior to the commencement of operations on December 31, 1997.

The Westport Select Cap Fund seeks long-term capital appreciation. Under normal circumstances, the Fund seeks to achieve its investment goal by investing at least 65% of its net assets in the equity securities of small capitalization companies. A small capitalization company has a market capitalization of $2 billion or less at the time of the Fund’s initial investment. Companies whose capitalization exceeds $2 billion after purchase by the Fund will continue to be considered small cap for purposes of this 65% limitation. Even after the market capitalization of a small cap company exceeds $2 billion, Westport Advisers, LLC (the “Adviser”) may determine that the company continues to present a significant investment opportunity. In such instances, as long as the company’s market capitalization does not exceed $6 billion, the Fund may add to an existing position in that company’s securities by purchasing additional shares. Any such additional securities purchases will be considered purchases of small cap securities with respect to the 65% limitation. The Fund may also invest to a limited degree in companies that have larger market capitalizations.

The Westport Fund seeks a return composed of primarily capital appreciation and secondarily current income. The Fund seeks to achieve its investment goals by investing the majority of its assets in undervalued equity securities of attractive mid capitalization companies. A mid capitalization company has a market capitalization between $2 billion and $10 billion. The Fund will also invest on an opportunistic basis in the securities of attractive companies with both larger and smaller market capitalizations, but it is expected that the median market capitalization of the companies in the Fund will be in the mid capitalization range.

Each of the Funds is authorized to offer two classes of shares: Class R shares and Class I shares. Each Class R and Class I share of a Fund represents identical interests in the Fund’s assets and has the same rights, except that (i) Class I shares are expected to have lower operating expenses over time due to a shareholder services plan adopted with respect to Class R shares of each Fund (Note 4), and (ii) certain other class specific expenses are borne solely by the class to which such expenses are attributable. The Class I shares of the Westport Select Cap Fund and the Westport Fund commenced operations on February 16, 1998 and February 9, 2001, respectively.

2.	Significant Accounting Policies

The following is a summary of the Trust’s significant accounting policies:

Security valuation – The Funds’ portfolio securities are valued as of the close of business of the regular session of trading on the New York Stock Exchange (normally 4:00 p.m., Eastern Time). Securities traded on stock exchanges are valued at the last sale price and securities quoted by NASDAQ are valued at the NASDAQ Official Closing Price. Securities traded in the over-the-counter market, and which are not quoted by NASDAQ, are valued at

THE WESTPORT FUNDS NOTES TO FINANCIAL STATEMENTS - (Continued) June 30, 2011 (Unaudited)

the last sale price, if available, otherwise, at the last quoted bid price. Securities for which market quotations are not readily available, or for which an available market quotation is determined not to be reliable, are valued at their fair value as determined in accordance with the valuation procedures approved by the Board of Trustees. Money market instruments and other debt securities with remaining maturity of less than 60 days are valued at amortized cost, which approximates market value.

Each Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. U.S. Generally Accepted Accounting Procedures (“U.S. GAAP”) establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

•	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

•
Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•
Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The Funds did not hold any Level 2 or Level 3 securities during the period ended June 30, 2011. There were no significant transfers into and out of any level during the current period. It is the Funds’ policy to recognize transfers into and out of all levels at the end of the reporting period.

Westport Select Cap Fund
	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks*	$793,234,903	$—	$—	$793,234,903
Money Markets	47,740,890	—	—	47,740,890
Total	$840,975,793	$—	$—	$840,975,793

THE WESTPORT FUNDS NOTES TO FINANCIAL STATEMENTS - (Continued) June 30, 2011 (Unaudited)

Westport Fund
	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks*	$412,081,325	$—	$—	$412,081,325
Money Markets	34,441,312	—	—	34,441,312
Total	$446,522,637	$—	$—	$446,522,637

*	All sub-categories within common stocks represent Level 1 evaluation status. See Portfolios of Investments for industry categories.

In May 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements” in U.S. GAAP and the International Financial Reporting Standards (“IFRSs’). ASU No. 2011-04 amends FASB Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with U.S. GAAP and IFRSs. ASU No. 2011-04 is effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. Management is currently evaluating the impact these amendments may have on the Funds’ financial statements.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was signed into law. The Modernization Act is the first major piece of legislation affecting regulated investment companies (“RICs”) since 1986 and it modernizes several of the federal income and excise tax provisions related to RICs. Some highlights of the enacted provisions are as follows:

New capital losses may now be carried forward indefinitely, and retain the character of the original loss. Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital losses, irrespective of the character of the original loss.

The Modernization Act contains simplification provisions, which are aimed at preventing disqualification of a RIC for “inadvertent” failures of the asset diversification and/or qualifying income tests. Additionally, the Modernization Act exempts RICs from the preferential dividend rule, and repealed the 60-day designation requirement for certain types of pay-through income and gains.

Finally, the Modernization Act contains several provisions aimed at preserving the character of distributions made by a fiscal year RIC during the portion of its taxable year ending after October 31 or December 31, reducing the circumstances under which a RIC might be required to file amended Forms 1099 to restate previously reported distributions.

The provisions related to the Modernization Act for qualification testing are effective for the December 31, 2010 taxable year. The effective date for changes in the treatment of capital losses is the December 31, 2011 taxable year.

Share valuation – The net asset value per share of each class of shares of each Fund is calculated daily by dividing the total value of a Fund’s assets attributable to that class, less liabilities attributable to that class, by the number of shares of that class outstanding. The offering price and redemption price per share of both classes of shares of each Fund is equal to the net asset value per share.

THE WESTPORT FUNDS NOTES TO FINANCIAL STATEMENTS - (Continued) June 30, 2011 (Unaudited)

Allocations – Investment income earned, expenses (other than expenses attributable to a specific class), realized capital gains and losses, and unrealized appreciation and depreciation for the Funds are allocated by each Fund daily to each class of its shares based upon its proportionate share of total net assets of the Fund.

Investment income and distributions to shareholders – Dividend income is recorded on the ex-dividend date. Interest income is accrued as earned. Dividends arising from net investment income, if any, are declared and paid annually. Net capital gains (net long-term capital gains in excess of net short-term capital losses), if any, are distributed at least annually.

Security transactions – Security transactions are accounted for on the trade date. Securities sold are determined on a specific identification basis.

Estimates – The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax – It is each Fund’s policy to comply with the special provisions of the Internal Revenue Code of 1986, as amended, available to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund’s intention to declare and pay as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2007-2009), or expected to be taken in the Funds’ 2010 tax returns. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

There were no distributions paid during the fiscal year ended December 31, 2010.

As of December 31, 2010, the Westport Select Cap Fund had a capital loss carryforward of $22,767 which will expire in the year 2018. The Westport Fund had capital loss carryforwards of $753,662 and $1,052,726 which will expire in the years 2018 and 2017, respectively. To the extent that a Fund realizes future net capital gains, those gains will be offset by its unused capital loss carryforward.

As of December 31, 2010, the Westport Fund had $27,545 of post-October losses, which were deferred until January 1, 2011 for tax purposes. Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first day of the Fund’s next taxable year.

THE WESTPORT FUNDS NOTES TO FINANCIAL STATEMENTS - (Continued) June 30, 2011 (Unaudited)

At June 30, 2011, gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were:

	Westport Select Cap Fund	Westport Fund
Gross unrealized appreciation	$434,652,602	$120,288,831
Gross unrealized depreciation	(8,533,919)	(14,768,165)
Total net unrealized appreciation/depreciation	$426,118,683	$105,520,666
Federal income tax cost*	$414,857,110	$341,001,971

*
The difference between federal income tax cost of portfolio investments and the acquisition cost is due to certain timing differences in the recognition of capital losses under income tax regulations and U.S. GAAP.

The following information is computed on a tax basis for each item for the year ended December 31, 2010:

	Westport Select Cap Fund	Westport Fund
Undistributed ordinary income	$—	$—
Accumulated capital and other losses	(22,767)	(1,833,933)
Net unrealized appreciation	399,422,769	85,836,593
Total accumulated earnings	$399,400,002	$84,002,660

Redemptions in-kind – During the period ended June 30, 2011, the Westport Select Cap Fund delivered certain portfolio securities as payment for Fund shares redeemed. This transaction resulted in realized capital gains of $44,258,045, none of which are taxable to the Fund, nor will result in increased capital gain distributions to existing shareholders.

3.	Investment Transactions

For the period ended June 30, 2011, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments, amounted to $2,231,771 and $147,144,641, respectively, for the Westport Select Cap Fund, and $75,665,376 and $26,846,739, respectively, for the Westport Fund.

4.	Transactions with Affiliates

Certain trustees and officers of the Trust are also officers of the Adviser.

INVESTMENT ADVISORY AGREEMENT
The Funds’ investments are managed by the Adviser pursuant to the terms of an Advisory Agreement. Each Fund pays the Adviser an investment management fee, computed and accrued daily and paid monthly, at an annual rate of 1.00% of average daily net assets for the Westport Select Cap Fund, and at an annual rate of 0.90% of average daily net assets for the Westport Fund.

Pursuant to a written contract between the Adviser and the Funds, approved by the Trust’s Board of Trustees, the Adviser has agreed to waive a portion of its advisory fees and/or assume certain expenses of each Fund (other than brokerage commissions, extraordinary items, interest and taxes) to the extent “Total Annual Fund Operating Expenses” for each class exceed 1.50% of the Fund’s average daily net assets attributable to that class of shares (the “Expense Limitation Agreement”). The Adviser has agreed to maintain these expense

THE WESTPORT FUNDS NOTES TO FINANCIAL STATEMENTS - (Continued) June 30, 2011 (Unaudited)

limitations with regard to each class of each Fund through April 30, 2012. The expense limitation agreement does not include recapture provisions. No fees were waived by the Adviser for the period ended June 30, 2011.

ADMINISTRATION AND FUND ACCOUNTING AGREEMENT
Under the Administration and Fund Accounting Agreement, UMB Fund Services, Inc. (“UMBFS”) provides services to the Funds that include, but are not limited to, the following: calculating daily net asset values for the Funds; maintaining all general ledger accounts and related subledgers; determining and monitoring income and expense accruals; assisting in the acquisition of the Trust’s fidelity bond, monitoring the amount of the bond and making necessary filings with the Securities and Exchange Commission (“SEC”) related thereto; preparing securities notice and renewal filings pursuant to state securities laws; compiling data for and preparing notices to the SEC related to registration fee payments; preparing financial statements for the annual and semi-annual reports; monitoring each Fund’s status as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended; monitoring compliance with the Funds’ investment policies and restrictions; and generally assisting with the Trust’s administrative operations.

Under the Administration and Fund Accounting Agreement, UMBFS is entitled to receive an annual asset-based fee, computed daily and payable monthly based on monthly net assets, for administration and fund accounting services of: 4 basis points (0.04%) on the first $500 million in monthly net assets; 3 basis points (0.03%) of monthly net assets over $500 million to $1.5 billion; and 2.5 basis points (0.025%) of monthly net assets in excess of $1.5 billion. UMBFS is also paid a fixed fee of $38,000 per year for UMBFS’ services and is reimbursed for certain of its out-of-pocket expenses.

TRANSFER AGENT AGREEMENT
Under the terms of the Transfer Agency Agreement, UMBFS maintains the records of each shareholder’s account, answers shareholders’ inquiries concerning their account, processes purchases and redemptions of the Funds’ shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. For these services, UMBFS receives an annual asset-based fee, computed daily and payable monthly based on monthly net assets and a fixed monthly fee. UMBFS also receives a monthly fee based on the number and type of shareholder accounts. In addition, each Fund reimburses UMBFS for out-of-pocket expenses, including, but not limited to, postage and supplies.

SHAREHOLDER SERVICES PLAN
The Trust has adopted a shareholder services plan with respect to Class R shares of each Fund. Under this plan, the Trust may enter into agreements pursuant to which a shareholder servicing agent performs certain shareholder services such as establishing and maintaining accounts and records, answering shareholder inquiries, providing personnel and facilities to maintain shareholder accounts and records, assisting shareholders in processing purchases, exchanges and redemption transactions, facilitating wiring of funds, integrating periodic statements with other shareholder transactions and providing other services as requested by shareholders. For these services each Fund pays the servicing agent a fee of up to 0.25% of the average daily net assets attributable to the Class R shares owned by investors for which the servicing agent maintains a servicing relationship. For the period ended June 30, 2011, shareholder servicing fees of $176,421 and $172,120 were paid by Class R shares of the Westport Select Cap Fund and the Westport Fund, respectively, to third party shareholder servicing agents.

THE WESTPORT FUNDS NOTES TO FINANCIAL STATEMENTS - (Continued) June 30, 2011 (Unaudited)

In addition, the Trust receives certain transfer agency services for Class R and Class I shares of each Fund not otherwise provided by the Funds’ transfer agent, from various shareholder servicing agents approved by the Trust’s Board of Trustees. For the period ended June 30, 2011, transfer agent servicing fees of $168,262 and $162,226 were paid by Class R shares of the Westport Select Cap Fund and the Westport Fund, respectively, to third party shareholder servicing agents. In addition, transfer agent servicing fees of $100,592 and $4,873 were paid to third party shareholder servicing agents by Class I shares of the Westport Select Cap Fund and the Westport Fund, respectively, for the period ended June 30, 2011.

DISTRIBUTION AGREEMENT
The Trust has entered into a Distribution Agreement on behalf of the Funds with UMB Distribution Services, LLC. (“UMB Distribution”). Pursuant to the Distribution Agreement, UMB Distribution acts as principal underwriter of each Fund’s shares. UMB Distribution receives no compensation from the Trust for its services and is an affiliate of UMBFS. The Adviser makes certain payments to UMB Distribution out of the Adviser’s resources in recognition of certain distribution-related services provided and licensing and other costs assumed by the Distributor in connection with serving as Distributor to the Funds.

COMPLIANCE SERVICES
Under the terms of the Compliance Services Agreement between the Trust and Vigilant Compliance Services, Inc., (“Vigilant”), Vigilant provided the Chief Compliance Officer (“CCO”) services to the Funds for the period ended June 30, 2011. The CCO reports directly to the Trust’s Board of Trustees and oversees an annual review of the policies and procedures of the Funds and their service providers, provides a written report to the Board annually and keeps the Board apprised of any material compliance events.

5.	Capital Share Transactions

Proceeds and payments on capital shares as shown in the Statements of Changes in Net Assets are the result of the following capital share transactions:

	Westport Select Cap Fund		Westport Fund
	For the Period Ended June 30, 2011	For the Year Ended December 31, 2010	For the Period Ended June 30, 2011	For the Year Ended December 31, 2010
CLASS R
Shares sold	6,199,021	9,088,805	3,492,243	5,210,084
Shares redeemed	(9,732,715)	(9,230,819)	(1,808,130)	(3,451,964)
Net increase (decrease) in shares outstanding	(3,533,694)	(142,014)	1,684,113	1,758,120
Shares outstanding, beginning of period	13,623,512	13,765,526	11,746,183	9,988,063
Shares outstanding, end of period	10,089,818	13,623,512	13,430,296	11,746,183
CLASS I
Shares sold	1,747,046	6,608,642	1,146,105	1,573,439
Shares redeemed	(2,601,260)	(8,012,179)	(246,053)	(566,359)
Net increase (decrease) in shares outstanding	(854,214)	(1,403,537)	900,052	1,007,080
Shares outstanding, beginning of period	20,420,097	21,823,634	3,610,012	2,602,932
Shares outstanding, end of period	19,565,883	20,420,097	4,510,064	3,610,012

THE WESTPORT FUNDS NOTES TO FINANCIAL STATEMENTS - (Continued) June 30, 2011 (Unaudited)

6.	Commitments and Contingencies

The Funds indemnify the Trust’s officers and Trustees for certain liabilities that might arise from their performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

7.	Subsequent Events

In preparing these financial statements, management has evaluated events and transactions for potential recognition or disclosure through the date which the financial statements were issued.

OTHER ITEMS (Unaudited)

Quarterly Portfolio Disclosure

A complete uncertified listing of the portfolio holdings of each of the Funds, in the form normally presented in annual and semi-annual reports, is available on the Funds’ website, at http://www.westportfunds.com, within thirty days following the end of each calendar quarter and at such other times as management may determine in its discretion. Interested investors may request a copy of that information, without charge, by calling toll-free 1-888-593-7878. In addition, the Trust files a complete certified listing of portfolio holdings for each Fund with the SEC as of the end of the first and third quarters of each fiscal year on Form N-Q within sixty days following the end of each calendar quarter. The complete listing on Form N-Q (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC; and (iii) will be made available to shareholders upon request by calling toll-free 1-888-593-7878. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Proxy Voting Policies and Procedures

The Adviser is responsible for exercising the voting rights associated with the securities purchased and held by the Funds. A description of the policies and procedures that the Adviser uses in fulfilling this responsibility and information regarding how those proxies were voted during the twelve month period ended June 30, 2011 are available (i) on the Funds’ website at http://www.westportfunds.com, (ii) without charge upon request by calling toll-free 1-888-593-7878 or (iii) on the SEC’s website at http://www.sec.gov.

Risk Disclosure

There are special risks associated with small and mid-capitalization issues such as market liquidity and greater market volatility than larger capitalizations issues.

Schedule of Shareholder Expenses (Unaudited)

As a shareholder of the Funds, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including investment advisory fees; shareholder servicing fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. As a shareholder of The Westport Funds, you do not incur any transaction costs.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2011 through June 30, 2011).

Actual Expenses

The first lines of the table below with respect to each class of shares of each Fund provide information about actual account values and actual expenses. You may use the information in these lines, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Six Months Ended June 30, 2011” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second lines of the table below with respect to each class of shares of each Fund provide information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second lines of the table are useful in comparing the ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. As a shareholder of the Westport Funds, you do not incur any transaction costs.

		Beginning Account Value January 1, 2011	Ending Account Value June 30, 2011	Expenses Paid During the Six Months Ended June 30, 2011*	Net Expense Ratio Annualized June 30, 2011	Total Return Ended Six Months June 30, 2011
Westport Select Cap Fund
Class R	Actual	$1,000.00	$1,126.40	$7.17	1.36%	12.64%
Class R	Hypothetical (5% return before expenses)	$1,000.00	$1,018.26	$6.81	1.36%	1.83%
Class I	Actual	$1,000.00	$1,127.70	$6.05	1.15%	12.77%
Class I	Hypothetical (5% return before expenses)	$1,000.00	$1,019.32	$5.74	1.15%	1.93%
Westport Fund
Class R	Actual	$1,000.00	$1,081.60	$6.45	1.25%	8.16%
Class R	Hypothetical (5% return before expenses)	$1,000.00	$1,018.80	$6.26	1.25%	1.88%
Class I	Actual	$1,000.00	$1,082.90	$5.38	1.04%	8.29%
Class I	Hypothetical (5% return before expenses)	$1,000.00	$1,019.84	$5.22	1.04%	1.98%

*
Expenses are equal to each Fund’s annualized expense ratio (based upon the last six months) as reflected in the fourth column above, multiplied by the average account value over the period, multiplied by # of days in most recent fiscal half-year divided by # of days in current fiscal year (181/365) to reflect the one-half year period.

The Westport Funds

Westport Select Cap Fund
Westport Fund

website: www.westportfunds.com

Shareholder Services
1-888-593-7878

Investment Adviser
Westport Advisers, LLC
253 Riverside Avenue
Westport, Connecticut 06880
1-203-227-3601

Board of Trustees
Raymond J. Armstrong
Edward K. Mettelman
Stephen E. Milman
Edmund H. Nicklin, Jr.
Donel Bruce Smith

Transfer Agent
UMB Fund Services, Inc.
803 West Michigan Street
Milwaukee, Wisconsin 53233

Distributor
UMB Distribution Services, LLC
803 West Michigan Street
Milwaukee, Wisconsin 53233

This report is authorized for distribution only when it is accompanied or preceded by a current prospectus of The Westport Funds.

WESTPORT INVESTMENTS

Item 2.	Code of Ethics.

Not required in semiannual report filing.

Item 3.	Audit Committee Financial Expert.

Not required in semiannual report filing.

Item 4.	Principal Accountant Fees and Services

Not required in semiannual report filing.

Item 5.	Audit Committee of Listed Registrants.

Not required in semiannual report filing.

Item 6.	Schedule of Investments.

Schedules of Investments are included as part of the report to shareholders filed under Item 1 of this Form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11.	Controls and Procedures.

(a) Based on an evaluation of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940), the registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective as of a date within 90 days of the filing date of this report.

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12.	Exhibits.

(a)	(1)	Not applicable in semiannual filing.

(2)	Certifications required pursuant to section 302 of the Sarbanes-Oxley Act of 2002 are filed herewith.

(3)	Not applicable to open-end management investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)     The Westport Funds

By (Signature and Title)

/s/ Edmund H. Nicklin, Jr.
Edmund H. Nicklin, Jr.
President

Date:	September 1, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Edmund H. Nicklin, Jr.
Edmund H. Nicklin, Jr.
President

Date:	September 1, 2011

By (Signature and Title)

/s/ Terry A. Wettergreen
Terry A. Wettergreen
Treasurer and Chief Financial Officer

Date:	September 1, 2011